Exhibit 10.138

20718958.3
09-02-15

ELEVENTH MODIFICATION AGREEMENT

THIS ELEVENTH MODIFICATION AGREEMENT dated as of September 2, 2015 (this “Agreement”), is entered into by and among ADK LUMBER CITY OPERATOR, LLC (“Borrower 2”), ADK LAGRANGE OPERATOR, LLC (“Borrower 4”), ADK POWDER SPRINGS OPERATOR, LLC (“Borrower 5”), ADK THUNDERBOLT OPERATOR, LLC (“Borrower 7”), ATTALLA NURSING ADK, LLC (“Borrower 9”), MOUNTAIN TRACE NURSING ADK, LLC, an Ohio limited liability company (“Borrower 10”), ERIN NURSING, LLC (“Borrower 12”), CP NURSING, LLC (“Borrower 13”), BENTON NURSING, LLC (“Borrower 14”), VALLEY RIVER NURSING, LLC (“Borrower 15”), PARK HERITAGE NURSING, LLC (“Borrower 16”), HOMESTEAD NURSING, LLC (“Borrower 17”), MOUNTAIN VIEW NURSING, LLC (“Borrower 19”), LITTLE ROCK HC&R NURSING, LLC (“Borrower 21”), COOSA NURSING ADK, LLC (“Borrower 25”), and QC NURSING, LLC (“Borrower 26”), each a Georgia limited liability company except as hereinabove set forth (the “Borrowers”), ADCARE HEALTH SYSTEMS, INC., a Georgia corporation (the “Guarantor”) (the Borrowers and the Guarantor being sometimes referred to herein collectively as the “Borrower/Guarantor Parties”), and THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking corporation (“Lender”).
RECITALS

A.    The Borrower/Guarantor Parties and the Lender heretofore entered into the following documents (collectively, the “Documents”):
(i)    Loan and Security Agreement dated as of September 20, 2012 (the “Loan Agreement”), by and among the Borrowers named therein and the Lender.
(ii)    Promissory Note dated September 20, 2012 (the “Note”), from the Borrowers named therein to the Lender in the principal amount as amended effective April 1, 2015, of $6,000,000, and in the principal amount as amended effective August 1, 2015, of $5,750,000.
(iii)    Guaranty of Payment and Performance dated as of September 20, 2012, by the Guarantor to and for the benefit of the Lender.
(iv)    Pledge Agreement dated as of April 16, 2015 (the “Pledge Agreement”), by the Guarantor to and for the benefit of the Lender.
B.    The parties previously entered into following documents (the “Previous Modifications”) which modified and amended or contained additional agreements concerning the Documents (all of which modifications, amendments and additional agreements are referred to herein as “Amending” the Documents): (i) the Modification Agreement dated as of October 26, 2012; (ii) the Memorandum of Agreement dated January 25, 2013 (the “Second Modification”); (iii) the Third Modification Agreement dated as of September 30, 2013 (the “Third Modification”);

(iv) the Fourth Modification Agreement dated as of November 26, 2013; (v) the Fifth Modification Agreement dated as of July 22, 2014; (vi) the Sixth Modification Agreement dated as of September 24, 2014 (the “Sixth Modification”); (vii) the Seventh Modification Agreement dated as of December 17, 2014 (the “Seventh Modification”); (viii) the Pledge Agreement; (ix) the Eighth Modification Agreement dated as of April 1, 2015 (the “Eighth Modification”); (x) the Ninth Modification Agreement dated as of May 1, 2015 (the “Ninth Modification”); and (xi) the Tenth Modification Agreement dated as of July 30, 2015 (the “Tenth Modification”).
C.    Borrower 20, Borrower 22 and Borrower 23 (as defined in the Second Modification) were released from their respective obligations under the Documents pursuant to the Second Modification.
D.    Borrower 3, Borrower 6 and Borrower 8 (as defined in the Third Modification) were released from their respective obligations under the Documents pursuant to the Third Modification.
E.    Borrower 1, Borrower 18 and Borrower 24 (as defined in the Sixth Modification) were released from their respective obligations under the Documents pursuant to the Sixth Modification.
F.    Borrower 11 (as defined in the Seventh Modification) was released from its obligations under the Documents pursuant to the Seventh Modification.
G.    Borrowers 2, 5, 7, 9, 10, 12 and 25 transferred operations of their facilities with the consent of the Lender granted in the Eighth Modification.
H.    Borrowers 4, 13, 16, 17, 19 and 21 transferred operations of their facilities with the consent of the Lender granted in the Ninth Modification.
I.    The parties desire to make certain modifications and amendments to the Documents, as Amended by the Previous Modifications, as more fully provided for herein, all as modifications, amendments and continuations of, but not as novations of, the Documents.
AGREEMENTS

In consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
Section 1.    Recitals Part of Agreement; Defined Terms; References to Documents.
(a)    The foregoing Recitals are hereby incorporated into and made a part of this Agreement.
(b)    All capitalized terms used and not otherwise defined in this Agreement shall have the meanings set forth in the Loan Agreement.

(c)    Except as otherwise stated herein, all references in this Agreement to any one or more of the Documents shall be deemed to include the Previous Modifications and amendments to the Documents provided for in the Previous Modifications, whether or not express reference is made to such previous modifications and amendments.
Section 2.    Reductions of Loan Amount.
(a)    Pursuant to the Ninth Modification, the amount of the Loan and the Note and the Loan Amount, as previously reduced pursuant to one or more of the Previous Modifications, were further reduced from $5,750,000 to $3,750,000, effective as of September 1, 2015.
(b)    Pursuant to the Tenth Modification, notwithstanding the provisions of the Ninth Modification, the effective date of the reduction of the amount of the Loan and the Note and the Loan Amount from $5,750,000 to $3,750,000 was changed from September 1, 2015, to July 30, 2015.
(c)    The amount of the Loan and the Note and the Loan Amount are hereby further reduced from $3,750,000, to $1,750,000 effective as of the date of this Agreement, and all of the Documents, as Amended by the Previous Modifications, are hereby modified and amended accordingly.
(d)    Without limitation on the generality of the foregoing provisions of this Section, the dollar amounts that appear in the Documents, as modified and amended by the Previous Modifications, in reference to the amount of the Loan and the Note are hereby modified and amended to be the respective reduced amounts set forth above in this Section effective as of the respective reduction dates set forth above in this Section, including, without limitation, in the defined term “Loan Amount” in Section 1.1 of the Loan Agreement, in the upper left corner of page 1 of the Note, in the definition of the term “Loan” in Section 1 of the Note, and in Recital paragraph A of the Guaranty, each as modified and amended by the Previous Modifications.
Section 3.    Reduction of Letter of Credit Amount; Refund of Cash Collateral.
(a)    As of the date of this Agreement, there are no cash borrowings outstanding under the Loan Agreement, and there are two Letters of Credit outstanding issued pursuant to the Letter of Credit Documents in the aggregate face amount of $1,750,000, including one Letter of Credit in the original face amount of $3,400,000 (current face amount of $1,400,000) (“Letter of Credit A”), and another Letter of Credit in the current face amount of $350,000. The face amount of Letter of Credit A was recently reduced by $2,000,000, to $1,400,000.
(b)    In order to reflect the reduction of the face amount of Letter of Credit A by $2,000,000, the Letter of Credit Amount is hereby reduced by $2,000,000, from $3,750,000 to $1,750,000, effective as of the date of this Agreement, and all of the Documents, as Amended by the Previous Modifications, are hereby modified and amended accordingly.
(c)    Pursuant to the Tenth Modification, the Borrower/Guarantor Parties are required at all times have on deposit with the Lender, in a cash collateral account as security for the Loan in the name of one or more of the Borrowers or the Guarantor, an amount equal to the face amount of all outstanding Letters of Credit. As a result of the reduction of the face amount of Letter of Credit A by $2,000,000, the Borrower/Guarantor Parties are required to have on deposit $1,750,000 in the cash collateral account established pursuant to the Tenth Modification. Upon the execution and delivery of this Agreement, the Lender shall release to the Borrower/Guarantor Parties $2,000,000 of the $3,750,000 currently on deposit in the cash collateral account established pursuant to the Tenth Modification.
Section 4.    Elimination of Borrower Financial Reporting. So long as the Borrower/Guarantor Parties are in compliance with the provisions of Section 4(b) of this Agreement, commencing with the fiscal quarter ending June 30, 2015, and with the fiscal year ending December 31, 2015, the Borrower/Guarantor Parties shall no longer be required to furnish to the Lender the quarterly and annual financial statements of the Borrowers provided for in Section 7.3(a)(i), 7.3(a)(ii) and 7.3(a)(iii) of the Loan Agreement, as Amended by the Previous Modifications. All of the Documents, as Amended by the Previous Modifications, are hereby modified and amended accordingly.
Section 5.    Attachment to Note. The Lender may, and prior to any transfer by it of the Note shall, attach a copy of this Agreement to the original Note and place an endorsement on the original Note making reference to the fact that such attachment has been made.
Section 6.    Representations and Warranties. The term “Signing Entity” as used in this Section means any entity (other than a Borrower/Guarantor Party itself) that appears in the signature block of any Borrower/Guarantor Party in this Agreement, any of the Documents or any of the Previous Modifications, if any. In order to induce the Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby represent and warrant to the Lender as follows as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement:
(a)    Each Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of which is stated in the Preambles to this Agreement, and if such State is not the State in which its Facility is located, such Borrower is duly registered or qualified to transact business and in good standing in the State in which its Facility is located. Each Borrower has all necessary power and authority to carry on its present business, and has full right, power and authority to enter into this Agreement, each of the Documents to which it is a party and the Previous Modifications, and to perform and consummate the transactions contemplated hereby and thereby.
(b)    The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, has all necessary power and authority to carry on its present business, and has full right, power and authority to enter into this Agreement, each of the Documents to which it is a party and the Previous Modifications, and to perform and consummate the transactions contemplated hereby and thereby.
(c)    Each Signing Entity is duly organized, validly existing and in good standing under the laws of the State in which it is organized, has all necessary power and authority to carry on its present business, and has full right, power and authority to execute this Agreement, the Documents and the Previous Modifications in the capacity shown in each signature block contained in this Agreement, the Documents and the Previous Modifications in which its name appears, and such execution has been duly authorized by all necessary legal action applicable to such Signing Entity.
(d)    This Agreement, the Documents and the Previous Modifications have been duly authorized, executed and delivered by such of the Borrower/Guarantor Parties as are parties thereto, and this Agreement, the Documents and the Previous Modifications constitute valid and legally binding obligations enforceable against such of the Borrower/Guarantor Parties as are parties thereto. The execution and delivery of this Agreement, the Documents and the Previous Modifications and compliance with the provisions thereof under the circumstances contemplated therein do not and will not conflict with or constitute a breach or violation of or default under the organizational documents of any Borrower/Guarantor Party or any Signing Entity, or any agreement or other instrument to which any of the Borrower/Guarantor Parties or any Signing Entity is a party, or by which any of them is bound, or to which any of their respective properties are subject, or any existing law, administrative regulation, court order or consent decree to which any of them is subject.
(e)    The Borrower/Guarantor Parties are in full compliance with all of the terms and conditions of the Documents to which they are a party and the Previous Modifications, and no Default or Event of Default has occurred and is continuing with respect to any of the Documents or the Previous Modifications.
(f)    There is no litigation or administrative proceeding pending or threatened to restrain or enjoin the transactions contemplated by this Agreement, any of the Documents or the Previous Modifications, or questioning the validity thereof, or in any way contesting the existence or powers of any of the Borrower/Guarantor Parties or any Signing Entity, or in which an unfavorable decision, ruling or finding would adversely affect the transactions contemplated by this Agreement, any of the Documents or the Previous Modifications, or would result in any material adverse change in the financial condition, properties, business or operations of any of the Borrower/Guarantor Parties.
(g)    The statements contained in the Recitals to this Agreement are true and correct.
Section 7.    Documents to Remain in Effect; Confirmation of Obligations; References. The Documents shall remain in full force and effect as originally executed and delivered by the parties, except as previously modified and amended by the Previous Modifications and as expressly modified and amended herein. In order to induce the Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby (i) confirm and reaffirm all of their obligations under the Documents, as previously modified and amended by the Previous Modifications and as modified and amended herein; (ii) acknowledge and agree that the Lender, by entering into this Agreement, does not waive any existing or future default or event of default under any of the Documents, or any rights or remedies under any of the Documents, except as expressly provided herein; (iii) acknowledge and agree that the Lender has not heretofore waived any default or event of default under any of the Documents, or any rights or remedies under any of the Documents; and (iv) acknowledge and agree that they do not have any defense, setoff or counterclaim to the payment or performance of any of their obligations under, or to the enforcement by the Lender of, the Documents, as previously modified and amended by the Previous Modifications and as modified and amended herein, including, without limitation, any defense, setoff or counterclaim based on the covenant of good faith and fair dealing. All references in the Documents to any one or more of the Documents, or to the “Loan Documents,” shall be deemed to refer to such Document, Documents or Loan Documents, as the case may be, as previously modified and amended by the Previous Modifications and as modified and amended by this Agreement. Electronic records of executed documents maintained by the Lender shall be deemed to be originals thereof.
Section 8.    Certifications, Representations and Warranties. In order to induce the Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby certify, represent and warrant to the Lender that all certifications, representations and warranties contained in the Documents and the Previous Modifications and in all certificates heretofore delivered to the Lender are true and correct as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement, and all such certifications, representations and warranties are hereby remade and made to speak as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement.
Section 9.    Entire Agreement; No Reliance. This Agreement sets forth all of the covenants, promises, agreements, conditions and understandings of the parties relating to the subject matter of this Agreement, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them relating to the subject matter of this Agreement other than as are herein set forth. The Borrower/Guarantor Parties acknowledge that they are executing this Agreement without relying on any statements, representations or warranties, either oral or written, that are not expressly set forth herein.
Section 10.    Successors. This Agreement shall inure to the benefit of and shall be binding upon the parties and their respective successors, assigns and legal representatives.
Section 11.    Severability. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.
Section 12.    Amendments, Changes and Modifications. This Agreement may be amended, changed, modified, altered or terminated only by a written instrument executed by all of the parties hereto.
Section 13.    Construction.
(a)    The words “hereof,” “herein,” and “hereunder,” and other words of a similar import refer to this Agreement as a whole and not to the individual Sections in which such terms are used.
(b)    References to Sections and other subdivisions of this Agreement are to the designated Sections and other subdivisions of this Agreement as originally executed.
(c)    The headings of this Agreement are for convenience only and shall not define or limit the provisions hereof.

(d)    Where the context so requires, words used in singular shall include the plural and vice versa, and words of one gender shall include all other genders.
(e)    The Borrower/Guarantor Parties and the Lender, and their respective legal counsel, have participated in the drafting of this Agreement, and accordingly the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this Agreement.
Section 14.    Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same document. Receipt of an executed signature page to this Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof. An electronic record of this executed Agreement maintained by the Lender shall be deemed to be an original.
Section 15.    Governing Law. This Agreement is prepared and entered into with the intention that the law of the State of Illinois shall govern its construction and enforcement.
Section 16.    Waiver of Trial by Jury. THE PROVISIONS OF THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS RELATING TO WAIVER OF TRIAL BY JURY SHALL APPLY TO THIS AGREEMENT.

[SIGNATURE PAGE(S) AND EXHIBIT(S),
IF ANY, FOLLOW THIS PAGE]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ADK LUMBER CITY OPERATOR, LLC
ADK LAGRANGE OPERATOR, LLC
ADK POWDER SPRINGS OPERATOR, LLC
ADK THUNDERBOLT OPERATOR, LLC
ATTALLA NURSING ADK, LLC
MOUNTAIN TRACE NURSING ADK, LLC
ERIN NURSING, LLC
CP NURSING, LLC
BENTON NURSING, LLC
VALLEY RIVER NURSING, LLC
PARK HERITAGE NURSING, LLC
HOMESTEAD NURSING, LLC
MOUNTAIN VIEW NURSING, LLC
LITTLE ROCK HC&R NURSING, LLC
COOSA NURSING ADK, LLC
QC NURSING, LLC

By	/s/ Allan Rimland
Allan Rimland, President and Chief Financial
Officer of AdCare Health Systems, Inc., Duly
Authorized Signatory on behalf of Each Borrower

ADCARE HEALTH SYSTEMS, INC.

By	/s/ Allan Rimland
Allan Rimland, President and Chief Financial Officer

THE PRIVATEBANK AND TRUST COMPANY

By	/s/ Amy K. Hallberg
Amy K. Hallberg, Managing Director

- AdCare Portfolio Operator Loan Eleventh Modification Agreement -
- Signature Page -